SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                       December 20, 2001

                       XEROX CORPORATION
      (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                     800 Long Ridge Road
                       P. O. Box 1600
              Stamford, Connecticut  06904-1600
      (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code:
                       (203) 968-3000

                       Not Applicable
 (Former name or former address, if changed since last report)




























Item 5.  Other Events.

Registrant and GE Capital today announced a framework agreement for GE Capital's European Equipment Finance to become the primary equipment financing provider for Xerox customers in France and Germany.

For Registrant, the implementation of this agreement will be another step forward in its progress to strengthen its financial position by transitioning equipment financing to third-party vendors. For GE Capital, the transactions will provide growth through Registrant's extensive customer base in France and Germany, Registrant's second and third largest European operations respectively.

In addition, GE Capital intends to buy portions of Registrant's current lease receivables in France and Germany for approximately $570 million.

The framework agreement for vendor financing and the sale of lease receivables are subject to regulatory approval, negotiation of definitive agreements and satisfaction of closing conditions, including completion of due diligence as well as notifying and consulting with local works councils.

Today's announcements build on the global relationship between Registrant and GE Capital. Earlier this year, the companies announced framework agreements for GE Capital to become the primary equipment-financing provider for Registrant's customers in the United States and Canada.

Last year, Registrant announced its plan to transition to third-party equipment financing as part of its turnaround strategy. Over time, this is expected to remove as much as $10 billion in equipment financing-related debt from Registrant's balance sheet and reduce Registrant's future cash requirements.

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                         Forward-Looking Statements

From time to time Xerox Corporation (the Registrant or the Company) and its representatives may provide information, whether orally or in writing, including certain statements in this Current Report on Form 8-K, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Litigation Reform Act"). These forward-looking statements and other information relating to the Company are based on the beliefs of management as well as assumptions made by and information currently available to management.

The words "anticipate", "believe", "estimate", "expect", "intend", "will", and similar expressions, as they relate to the Company or the Company's management, are intended to identify forward-looking statements. Such statements reflect the current views of the Registrant with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. The Registrant does not intend to update these forward-looking statements.

In accordance with the provisions of the Litigation Reform Act we are making investors aware that such "forward-looking" statements, because they relate to future events, are by their very nature subject to many important factors which could cause actual results to differ materially from those contained in the "forward-looking" statements. Such factors include but are not limited to the following:

Competition - the Registrant operates in an environment of significant competition, driven by rapid technological advances and the demands of customers to become more efficient. There are a number of companies worldwide with significant financial resources which compete with the Registrant to provide document processing products and services in each of the markets served by the Registrant, some of whom operate on a global basis. The Registrant's success in its future performance is largely dependent upon its ability to compete successfully in its currently-served markets and to expand into additional market segments. If we are unable to compete successfully it could adversely affect our results of operations and financial condition.

Transition to Digital - presently black and white light-lens copiers represent approximately 25% of the Registrant's revenues. This segment of the market is mature with anticipated declining industry revenues as the market transitions to digital technology. Some of the Registrant's new digital products replace or compete with the Registrant's current light-lens equipment. Changes in the mix of products from light-lens to digital, and the pace of that change as well as competitive developments could cause actual results to vary from those expected.

Expansion of Color - color printing and copying represents an important and growing segment of the market. Printing from computers has both facilitated and increased the demand for color. A significant part of the Registrant's strategy and ultimate success in this changing market is its ability to develop and market machines that produce color prints and copies quickly and at reduced cost. The Registrant's continuing success in this strategy depends on its ability to make the investments and commit the necessary resources in this highly competitive market. If we are unable to develop and market alternative offerings in digital and color technologies, we may lose market share which could have a material adverse effect on our operating results.

Pricing - the Registrant's ability to succeed is dependent upon its ability to obtain adequate pricing for its products and services which provide a reasonable return to shareholders. Depending on competitive market factors, future prices the Registrant can obtain for its products and services may vary from historical levels. In addition, pricing actions to offset currency devaluations may not prove sufficient to offset further devaluations or may not hold in the face of customer resistance and/or competition.

Customer Financing Activities - On average, 75 - 80 percent of the Registrant's equipment sales are financed through the Registrant. To fund these arrangements, the Registrant must access the credit markets and the long-term viability and profitability of its customer financing activities is dependent on its ability to borrow and its cost of borrowing in these markets. This ability and cost, in turn, is dependent on the Registrant's credit ratings. Currently the Registrant's credit ratings effectively preclude its ready access to capital markets and the Registrant is currently funding its customer financing activity from available sources of liquidity including cash on hand. There is no assurance that the Registrant will be able to continue to fund its customer financing activity at present levels. The Registrant is actively seeking third parties to provide financing to its customers and recently announced a framework agreement for GE Capital's Vendor Financial Services to become the primary equipment financing for Xerox customers in the United States and a framework agreement for the Canadian division of GE Capital's Vendor Financial Services to become the primary source of equipment financing for Xerox customers in Canada. These framework agreements have not yet been completed and remain subject to the negotiation of definitive agreements and satisfaction of closing conditions, including completion of due diligence. We are in various stages of negotiations with third party vendors to offer financing to our customers in all of the major countries in Europe. There is no assurance if or when we will be able to successfully complete these negotiations. The Registrant's ability to continue to offer customer financing and be successful in the placement of its equipment with customers is largely dependent upon obtaining such third party financing.
In addition, the Company does not expect to be able to access the capital markets in registered public offerings pending resolution of the review of the Company's accounting practices by the Securities and Exchange Commission referred to in Note 12 to the Consolidated
Financial Statements. The Company cannot predict when the Securities and Exchange Commission will conclude either its investigation or its review or the outcome or impact of either.

Manufacturing Outsourcing - In October 2001, the Registrant announced a manufacturing agreement with Flextronics, a $12 billion global electronics manufacturing services company. The agreement includes a five-year supply contract for Flextronics to manufacture certain office equipment and components and the payment of approximately $220 million to Registrant for inventory, property and equipment at a modest premium over book value, and the assumption of certain liabilities. The actual cash proceeds will vary, based upon the actual net asset levels at the time of the closings. As a result of these actions, Registrant expects to incur restructuring charges in the fourth quarter of 2001. Approximately 50 percent of Registrant's manufacturing capacity has been sold to Flextronics. Registrant's ability to ensure continued product availability and achieve improved asset utilization, supply chain flexibilities and cost savings is dependent upon successfully completing the transition to Flextronics. The Registrant's future success in the market for office equipment will be significantly effected by the successful conclusion, implementation and operation of this manufacturing agreement.

Productivity - the Registrant's ability to sustain and improve its profit margins is largely dependent on its ability to maintain an efficient, cost- effective operation. Productivity improvements through process reengineering, design efficiency and supplier cost improvements, including manufacturing outsourcing discussed above, are required to offset labor cost inflation and potential materials cost changes and competitive price pressures. Registrant's productivity in the market for office equipment will be significantly effected by the successful conclusion, implementation and operation of the manufacturing agreement with Flextronics described above.

International Operations - Following the events of September 11, 2001, economic outlook in the United States and the other areas of the world has further weakened. The Registrant derives approximately half its revenue from operations outside of the United States. In addition, the Registrant manufactures or acquires many of its products and/or their components outside the United States. The Registrant's future revenue, cost and profit results could be affected by a number of factors, including global economic conditions, changes in foreign currency exchange rates, changes in economic conditions from country to country, changes in a country's political conditions, trade protection measures, licensing requirements and local tax issues. Our ability to enter into new foreign exchange contracts to manage foreign exchange risk is currently severely limited and, therefore, we anticipate increased volatility in our results of operations due to changes in foreign exchange rates.

New Products/Research and Development - the process of developing new high technology products and solutions is inherently complex and uncertain. It requires accurate anticipation of customers' changing needs and emerging technological trends. The Registrant must then make long-term investments and commit significant resources before knowing whether these investments will eventually result in products that achieve customer acceptance and generate the revenues required to provide anticipated returns from these investments.

Revenue - the Registrant's ability to attain a consistent trend of revenue over the intermediate to longer term is largely dependent upon stabilization and subsequent expansion of its equipment sales worldwide and usage growth (i.e., an increase in the number of images produced by customers). The ability to achieve equipment sales growth is subject to the successful implementation of our initiatives, including our vendor financing programs, to ensure the stability and increasing tenure of our direct sales force while continuing to expand indirect sales channels in the face of global competition and pricing pressures. The ability to grow usage may be adversely impacted by the movement towards distributed printing and electronic substitutes. Our inability to attain a consistent trend of revenue growth could materially affect the trend of our actual results.

Turnaround Program - In October 2000, the Registrant announced a turnaround program which includes a wide-ranging plan to generate cash, return to profitability and pay down debt. The success of the turnaround program is dependent upon successful and timely sales of assets, restructuring the cost base, placement of greater operational focus on the core business and the transfer of the financing of customer equipment purchases to third parties. Cost base restructuring is dependent upon effective and timely elimination of employees, closing and consolidation of facilities, outsourcing of certain manufacturing operations, reductions in operational expenses and the successful implementation of process and systems changes. See "Customer Financing Activities" and "Manufacturing Outsourcing" above for a description of two of the Turnaround initiatives.

Liquidity - the Registrant's liquidity is dependent on the timely implementation and execution of the various turnaround program initiatives as well as its ability to generate positive cash flow from operations, possible asset sales, and various financing strategies including securitizations and its ability to successfully refinance a portion of its $7 billion Revolving Credit Agreement and extend its maturity beyond October, 2002. Should the Registrant not be able to successfully complete the turnaround program, generate cash and refinance and extend the maturity of the Revolving Credit Agreement on a timely or satisfactory basis, the Registrant will need to obtain additional sources of funds through other operating improvements, financing from third parties, asset sales, or a combination thereof. There can be no assurance that we can obtain these additional sources of funds. We have initiated discussions with the agent banks under our $7 billion revolving credit agreement in order to refinance a portion and extend its maturity beyond October, 2002. This agreement contains a consolidated tangible net worth ("CTNW") covenant. At September 30, 2001, on a pro forma basis after giving effect to the sale of our convertible junior subordinated debentures in connection with the offering and sale of $1,035 million 7 1/2% convertible trust preferred securities of Xerox Capital Trust II and the application of the net proceeds thereof, our CTNW would have been $1,185 million over the minimum amount required under the covenant. Operating losses, restructuring costs and adverse currency translation adjustments would erode the cushion. Failure to successfully refinance and extend the maturity of the agreement or a breach of the CTNW covenant could have a serious adverse impact on our liquidity.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                         /s/ MARTIN S. WAGNER
                                         ----------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Date: December 20, 2001